[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                               PROSPECTUS
MAY 1, 2002                                                       INITIAL CLASS

MFS(R) NEW DISCOVERY SERIES
MFS(R) INVESTORS GROWTH STOCK SERIES
MFS(R) TOTAL RETURN SERIES
MFS(R) VALUE SERIES

This Prospectus describes four series of the MFS Variable Insurance Trust (referred to as the trust):

1. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).

2. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

3. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).

4. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


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TABLE OF CONTENTS                                                        PAGE

I       Expense Summary                                                   1

II      Risk Return Summary                                               2

         1. New Discovery Series                                          2

         2. Investors Growth Stock Series                                 5

         3. Total Return Series                                           7

         4. Value Series                                                 11

III     Certain Investment Strategies and Risks                          13

IV      Management of the Series                                         13

V       Description of Shares                                            14

VI      Other Information                                                14

VII     Financial Highlights                                             15

        Appendix A -- Investment Techniques and Practices               A-1

The trust offers shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). Four of these are described below.

I  EXPENSE SUMMARY

- EXPENSE TABLE

This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do NOT take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                       NEW      INVESTORS    TOTAL
                                                    DISCOVERY GROWTH STOCK   RETURN       VALUE
                                                      SERIES      SERIES     SERIES      SERIES
                                                    --------- ------------   -------     ------
Management Fee                                         0.90%       0.75%       0.75%      0.75%
Other Expenses(1)                                      0.19%       0.17%       0.14%      0.44%(3)
                                                      -----        ----        ----      -----
Total Annual Series Operating Expenses                 1.09%       0.92%       0.89%      1.19%
  Expense Reimbursement                               (0.03)%(2)    N/A         N/A      (0.29)%(2)
                                                      -----        ----        ----      -----
  Net Expenses(1)                                      1.06%       0.92%       0.89%      0.90%

---------

(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
    1.05% for New Discovery Series               0.88% for Total Return Series
    0.90% for Investors Growth Stock Series      0.90% for Value Series

(2) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:

    0.15% for New Discovery Series               0.15% for Value Series

    These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

-   EXAMPLE OF EXPENSES -- INITIAL CLASS

    THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

         The examples assume that:

              - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

              - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

              - The series' operating expenses remain the same, except that for the Capital Opportunities Series, Mid Cap Growth Series, New Discovery Series, High Income Series, Strategic Income Series, Global Equity Series, Bond Series, Money Market Series and Value Series the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                          PERIOD
                                     -----------------------------------------------
                                     1 YEAR       3 YEARS       5 YEARS     10 YEARS
                                     -----------------------------------------------
New Discovery Series                  $108          $344          $598        $1,326
Investors Growth Stock Series           94           293           509         1,131
Total Return Series                     91           284           493         1,096
Value Series                            92           349           626         1,417

II   RISK RETURN SUMMARY

Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

1:   NEW DISCOVERY SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

     The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

     - early in their life cycle but which have the potential to become major enterprises, or

     - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

     While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Stock Index as of November 30, 2001 between $4.1 million and $8.4 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets. The series may invest in junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The series may also engage in short sales "against the box" where the series owns or has the right to obtain, at no additional cost, the securities that are sold short.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

          -    have limited product lines, markets and financial resources

          -    are dependent on management by one or a few key individuals

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          -    have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

- SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box."

-    JUNK BOND RISK:

     - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

     - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[CHART]

1999         73.41%
2000         (1.99)%
2001         (5.03)%

     During the period shown in the bar chart, the highest quarterly return was 53.31% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and assumes the reinvestment of distributions.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                 1 YEAR        LIFE*
                                                 ------        -----
New Discovery Series--Initial Class              (5.03)%       14.62%
Russell 2000(R) Index**+                          2.49%         1.64%

--------
* Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2001. Index returns are from May 1, 1998.

** The Russell 2000 Index is a broad-based, unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX), and Nasdaq Stock Market (Nasdaq).

+    Source: Standard & Poor's Micropal, Inc.

-    PORTFOLIO MANAGER

     Neil D. Wagner, a Vice President of the adviser, has been employed in the investment management area of the adviser since 1998. Prior to joining MFS, Mr. Wagner was a Senior Research Analyst of DFS Advisors LLC.

2:   INVESTORS GROWTH STOCK SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities through which it may have exposure to foreign currencies.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

     - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

     - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     -    Foreign markets may be less liquid and more volatile than U.S.
          markets.

     - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[CHART]

2000         (6.17)%
2001        (24.14)%

     During the period shown in the bar chart, the highest quarterly return was 14.81% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.49)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to broad measures of market performance and various other market indicators and assumes the reinvestment of distributions.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                        1 YEAR               LIFE*
                                                        ------              ------
Investors Growth Stock Series--Initial Class           (24.14)%             (0.13)%
Standard & Poor's 500 Composite Stock Index**+         (11.88)%             (4.31)%
Russell 1000 Growth Index**++                          (20.42)%             (9.25)%

--------
* Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2001. Index return is from May 1, 1999.

**   Source: Standard & Poor's Micropal, Inc.

+ The Standard & Poor's 500 Composite Stock Index is a broad-based, unmanaged index of common stock total return performance. It is comprised of 500 widely held common stocks listed on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX) and over-the-counter (OTC) market.

++ The Russell 1000 Index is a broad-based, unmanaged index comprised of the smallest U.S.- domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX and Nasdaq.

-    PORTFOLIO MANAGER

Stephen Pesek is the portfolio manager of the series. Mr. Pesek, a Senior Vice President of the adviser, has been a portfolio manager of the series since its inception and has been employed in the investment management area of the adviser since 1994.

3:   TOTAL RETURN SERIES

-    INVESTMENT OBJECTIVES

The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

- at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

-    at least 25% of its net assets in non-convertible fixed income securities.

The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

- they are viewed by MFS as being temporarily out of favor in the market due to

     -    a decline in the market,

     -    poor economic conditions,

     - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

-    the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

-    a fixed income stream, and

- the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities,

- MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

- CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

     - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

     - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     -    Foreign markets may be less liquid and more volatile than U.S.
          markets.

     - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

-    JUNK BOND RISK:

     - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

     - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

- LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

-    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

     -    MATURITY RISK:

          # MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

               + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


          # COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          # ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

     - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

     [CHART]

1996        14.37%
1997        21.30%
1998        12.33%
1999         3.08%
2000        16.02%
2001         0.25%

     During the period shown in the bar chart, the highest quarterly return was 9.86% (for the calendar quarter ended June 30, 1997) and the lowest quarterly return was (5.22)% (for the calendar quarter ended September 30, 2001).

-    PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to broad measures of market performance and various other market indicators and assumes the reinvestment of distributions.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                              1 YEAR        5 YEAR          LIFE*
                                                              ------        ------          -----
Total Return Series--Initial Class                            0.25%         10.31%         13.20%
Standard & Poor's 500 Composite Stock Index**+              (11.88)%        10.70%         15.91%
Lehman Brothers Aggregate Bond Index**@                       8.44%          7.43%          8.38%
Lehman Brothers Government/Credit Bond Index**++              8.50%          7.37%          8.33%

----------------
* Series performance figures are for the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2001. Index returns are from January 1, 1995.

**   Source: Standard & Poor's Micropal, Inc.

+ The Standard & Poor's 500 Composite Stock Index is a broad-based, unmanaged index of common stock total return performance. It is comprised of 500 widely held common stocks listed on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX) and over-the-counter (OTC) market.

++ The Lehman Brothers Government/Corporate Bond Index is a broad-based, unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt.

@ The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

-    PORTFOLIO MANAGER

The series is managed by a team of portfolio managers.

4:   VALUE SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

-    they are temporarily out of favor in the market due to

     -    a decline in the market

     -    poor economic conditions

     - developments that have affected or may affect the issuer of the securities or the issuer's industry

-    the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets. The series may invest in junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

- LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

- INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

- FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

     - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

     - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     -    Foreign markets may be less liquid and more volatile than U.S.
          markets.

     - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

-    JUNK BOND RISK:

     - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

     - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table are not included because the series does not have a full calendar year of investment operations.

-    PORTFOLIO MANAGER

Lisa B. Nurme and Steven R. Gorham, each a Senior Vice President of the adviser, are the series' portfolio managers. Ms. Nurme has been a portfolio manager of the series since inception and has been employed in the investment management area of the adviser since 1987. Ms. Nurme is taking a sabbatical commencing on or about May 28 and ending on or about September 3, 2002. Mr. Gorham is a portfolio manager of the series effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-    TEMPORARY DEFENSIVE POLICIES

Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-    ACTIVE OR FREQUENT TRADING

Each series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

IV   MANAGEMENT OF THE SERIES

-    INVESTMENT ADVISER

Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137 billion as of December 31, 2001. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

-    ADMINISTRATOR

MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-    DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-    SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

V    DESCRIPTION OF SHARES

The trust offers two classes of shares--initial class shares and service class shares. Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus supplement. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

VI   OTHER INFORMATION

-    PRICING OF SERIES' SHARES

The price of each series' shares is based on its net asset value. The net asset value of each series' shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series, except for the Money Market Series, values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the series if current market values are unavailable.

The securities held by each series that trade in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the series' valuation time, generally at 4:00 p.m., Eastern time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the series' valuation time will not be reflected in the series' net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of the series' securities, the series may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the series' valuation time. The series may fair value securities in other situations, for example, when a particular foreign market is closed but the series is open.

Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

-    DISTRIBUTIONS

Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

-    TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a series determines that the level of exchanges on any day may be harmful to its remaining shareholders, the series may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming series.

-    EXCESSIVE TRADING PRACTICES

The series do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the series and their shareholders, the series will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.

-    IN-KIND DISTRIBUTIONS

The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-    UNIQUE NATURE OF SERIES

MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-    POTENTIAL CONFLICTS

Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

VII  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

1.   NEW DISCOVERY SERIES--INITIAL CLASS

                                                                                 YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                                     -------------------------------------------   DECEMBER 31,
                                                                         2001            2000             1999          1998*
                                                                     ----------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value-- beginning of period                                $    16.61     $    17.27     $    10.22     $    10.00
                                                                     ----------     ----------     ----------     ----------
Income from investment operations#--
  Net investment loss@                                               $    (0.09)    $    (0.08)    $    (0.09)    $    (0.04)
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                     (0.74)         (0.26)          7.53           0.26
                                                                     ----------     ----------     ----------     ----------
        Total from investment operations                             $    (0.83)    $    (0.34)    $     7.44     $     0.22
                                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                   $    (0.35)    $    (0.32)    $    (0.39)    $       --
                                                                     ----------     ----------     ----------     ----------
In excess of net realized gain on investments and
  foreign currency transactions                                           (0.16)            --             --             --
                                                                     ----------     ----------     ----------     ----------
        Total distributions declared to shareholders                 $    (0.51)    $    (0.32)    $    (0.39)    $       --
                                                                     ----------     ----------     ----------     ----------
Net asset value-- end of period                                      $    15.27     $    16.61     $    17.27     $    10.22
                                                                     ----------     ----------     ----------     ----------
Total return                                                              (5.03)%        (1.99)%        73.41%          2.20%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                               1.06%          1.08%          1.17%          1.17%+
  Net investment loss                                                     (0.61)%        (0.48)%        (0.72)%        (0.74)%+
Portfolio turnover                                                           63%            65%           185%           130%
Net assets at end of period (000 Omitted)                            $  194,098     $  145,113     $   18,115     $    1,138

@        Subject to reimbursement by the series, the investment adviser has voluntarily agreed to under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series' pays the investment adviser a fee reimbursement not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                  $    (0.09)   $     (0.09)    $    (0.25)    $    (0.28)
Ratios (to average net assets):
   Expenses##                                                              1.09%          1.11%          2.49%          5.22%+
   Net investment loss                                                    (0.64)%        (0.51)%        (2.04)%        (4.79)%+

----------------
* For the period from the commencement of the Series' investment operations, May 1, 1998, through December 31, 1998.

+    Annualized.

++   Not annualized.

#    Per share data are based on average shares outstanding.

##   Ratios do not reflect reductions from certain expense offset arrangements.

2.   INVESTORS GROWTH STOCK SERIES -- INITIAL CLASS


                                                                               YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                                           DECEMBER 31, 2001  DECEMBER 31, 2000   DECEMBER 31, 1999*
                                                                           -----------------  -----------------   ------------------
Per share data (for a share outstanding throughout the period):
                                                                               -----------        -----------       -----------
Net asset value-- beginning of period                                          $     13.00        $     13.95       $     10.00
Income from investment operations#--
  Net investment income@                                                       $      0.01        $      0.04       $      0.06
  Net realized and unrealized gain on investments and foreign currency               (3.14)**           (0.89)             3.94
                                                                               -----------        -----------       -----------
        Total from investment operations                                       $     (3.13)       $     (0.85)      $      4.00
                                                                               -----------        -----------       -----------
Less distributions declared to shareholders
  From net investment income                                                   $     (0.01)       $        --       $     (0.02)
  From net realized gain on investments and foreign currency transactions               --              (0.06)            (0.03)
  In excess of investment income                                                        --                 --             (0.00)+++
  In excess of net realized gain on investments and foreign currency
    transactions                                                                     (0.09)             (0.04)               --
                                                                               -----------        -----------       -----------
        Total distributions declared to shareholders                           $     (0.10)       $     (0.10)      $     (0.05)
                                                                               -----------        -----------       -----------
Net asset value-- end of period                                                $      9.77        $     13.00       $     13.95
                                                                               -----------        -----------       -----------
Total return                                                                        (24.14)%            (6.17)%           40.01%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                          0.92%              0.93%             1.01%+
  Net investment income                                                               0.07%              0.28%             0.71%+
Portfolio turnover                                                                     265%               248%               73%
Net assets at end of period (000 Omitted)                                      $   147,280        $    97,766       $    18,889

@        Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to
         May 1, 2000, this fee was not greater than 0.25% of the average net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:

  Net investment income                                                        $      0.01        $      0.04       $      0.02
  Ratios (to average net assets):
     Expenses##                                                                       0.91%              0.94%             1.47%+
     Net investment income                                                            0.08%              0.27%             0.25%+

------------------
* For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.

** The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amounts of per share realized and unrealized gains and losses at such time.

+    Annualized.

++   Not annualized.

+++  Per share amount was les than $0.01.

#    Per share data are based on average shares outstanding.

##   Ratios do not reflect reductions from certain expense offset arrangements.

3.   TOTAL RETURN SERIES--INITIAL CLASS

                                                                                     YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------------
                                                             2001           2000           1999            1998             1997
                                                       ----------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value-- beginning of period                   $     19.59     $     17.75     $     18.12     $     16.63     $     13.71
                                                        -----------     -----------     -----------     -----------     -----------
Income from investment operations#--
  Net investment income@                                $      0.51     $      0.61     $      0.53     $      0.53     $      0.52
  Net realized and unrealized gain on investments and
     foreign currency                                         (0.46)           2.10            0.05            1.49            2.40
                                                        -----------     -----------     -----------     -----------     -----------
        Total from investment operations                $      0.05     $      2.71     $      0.58     $      2.02     $      2.92
                                                        -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders--
  From net investment income                            $     (0.42)    $     (0.44)    $     (0.33)    $     (0.24)    $        --
  From net realized gain on investments and foreign
     currency transactions                                    (0.62)          (0.43)          (0.62)          (0.29)             --
                                                        -----------     -----------     -----------     -----------     -----------
        Total distributions declared to shareholders    $     (1.04)    $     (0.87)    $     (0.95)    $     (0.53)    $        --
                                                        -----------     -----------     -----------     -----------     -----------
Net asset value-- end of period                         $     18.60     $     19.59     $     17.75     $     18.12     $     16.63
                                                        -----------     -----------     -----------     -----------     -----------
Total return                                                   0.25%          16.02%           3.08%          12.33%          21.30%
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                   0.89%           0.90%           0.90%           1.00%           1.00%
  Net investment income                                        2.75%           3.40%           2.97%           3.05%           3.25%
Portfolio turnover                                               98%             76%            112%            100%             93%
Net assets at end of period (000 Omitted)               $   684,964     $    351,870    $   256,128     $   171,182     $    75,612

@        Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to maintain the expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were overunder this limitation, the net investment income per share and ratios would have been:

Net investment income                                            --               --             --     $      0.54     $      0.52
Ratios (to average net assets):
   Expenses##                                                    --               --             --            0.91%           1.02%
   Net investment income                                         --               --             --            3.14%           3.23%

---------------
+    Annualized.

++   Not annualized.

#    Per share data are based on average shares outstanding.

##   Ratios do not reflect reductions from certain expense offset arrangements.

APPENDIX A                                                  NEW DISCOVERY SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS   X  SERIES USES, OR CURRENTLY    --  PERMITTED, BUT SERIES DOES NOT
             ANTICIPATES USING                CURRENTLY ANTICIPATE USING

DEBT SECURITIES

  ASSET-BACKED SECURITIES

    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                --

    Corporate Asset-Backed Securities                        --

    Mortgage Pass-Through Securities                         --

    Stripped Mortgage-Backed Securities                      --

  Corporate Securities                                        X

    Loans and Other Direct Indebtedness                      --

    Lower Rated Bonds                                         X

    Municipal Bonds                                           X

    U.S. Government Securities                                X

    Variable and Floating Rate Obligations                    X

    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   X

Equity Securities                                             X

FOREIGN SECURITIES EXPOSURE

  Brady Bonds                                                --

  Depositary Receipts                                         X

  Dollar-Denominated Foreign Debt Securities                  X

  Emerging Markets                                            X

  Foreign Securities                                          X

  Forward Contracts                                           X

  Futures Contracts                                           X

  Indexed Securities/Structured Products                      X

  Inverse Floating Rate Obligations                          --

INVESTMENT IN OTHER INVESTMENT COMPANIES

  Open-End                                                    X

  Closed-End                                                  X

Lending of Portfolio Securities                               X

LEVERAGING TRANSACTIONS

  Bank Borrowings                                            --

  Mortgage "Dollar-Roll" Transactions                         X

  Reverse Repurchase Agreements                              --

OPTIONS

  Options on Foreign Currencies                               X

  Options on Futures Contracts                                X

  Options on Securities                                       X

  Options on Stock Indices                                    X

  Reset Options                                               X

  "Yield Curve" Options                                       X

Repurchase Agreements                                         X

Short Sales                                                   X

Short Term Instruments                                        X

Swaps and Related Derivative Instruments                      X

Temporary Borrowings                                          X

Temporary Defensive Positions                                 X

"When-Issued" Securities                                      X

APPENDIX A                                        INVESTORS GROWTH STOCK SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS     X  SERIES USES, OR CURRENTLY     --  PERMITTED, BUT SERIES DOES NOT
               ANTICIPATES USING                 CURRENTLY ANTICIPATE USING

DEBT SECURITIES

  ASSET-BACKED SECURITIES

    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                 --

    Corporate Asset-Backed Securities                         --

    Mortgage Pass-Through Securities                          --

    Stripped Mortgage-Backed Securities                       --

  Corporate Securities                                        --

  Loans and Other Direct Indebtedness

  Lower Rated Bonds                                           --

  Municipal Bonds                                             --

  U.S. Government Securities                                   X

  Variable and Floating Rate Obligations                       X

  Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                     --

Equity Securities                                              X

FOREIGN SECURITIES EXPOSURE

  Brady Bonds                                                 --

  Depositary Receipts                                          X

  Dollar-Denominated Foreign Debt Securities                  --

  Emerging Markets                                             X

  Foreign Securities                                           X

Forward Contracts                                              X

Futures Contracts                                              X

Indexed Securities/Structured Products                        --

Inverse Floating Rate Obligations                             --

INVESTMENT IN OTHER INVESTMENT COMPANIES

  Open-End Funds                                               X

  Closed-End Funds                                             X

Lending of Portfolio Securities                                X

LEVERAGING TRANSACTIONS

  Bank Borrowings                                             --

  Mortgage "Dollar-Roll" Transactions                          X

  Reverse Repurchase Agreements                               --

OPTIONS

  Options on Foreign Currencies                                X

  Options on Futures Contracts                                 X

  Options on Securities                                        X

  Options on Stock Indices                                     X

  Reset Options                                               --

  "Yield Curve" Options                                       --

Repurchase Agreements                                          X

Short Sales                                                    X

Short Term Instruments                                         X

Swaps and Related Derivative Instruments                      --

Temporary Borrowing                                            X

Temporary Defensive Positions                                  X

"When-Issued" Securities                                       X

APPENDIX A                                                   TOTAL RETURN SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


-    INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS    X  SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
              ANTICIPATES USING               CURRENTLY ANTICIPATE USING

DEBT SECURITIES

  ASSET-BACKED SECURITIES

    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  X

    Corporate Asset-Backed Securities                          X

    Mortgage Pass-Through Securities                           X

    Stripped Mortgage-Backed Securities                        X

  Corporate Securities                                         X

  Loans and Other Direct Indebtedness                          X

  Lower Rated Bonds                                            X

  Municipal Bonds                                              X

  U.S. Government Securities                                   X

  Variable and Floating Rate Obligations                       X

  Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                      X

Equity Securities                                              X

FOREIGN SECURITIES EXPOSURE

  Brady Bonds                                                  X

  Depositary Receipts                                          X

  Dollar-Denominated Foreign Debt Securities                   X

  Emerging Markets                                             X

  Foreign Securities                                           X

Forward Contracts                                              X

Futures Contracts                                              X

Indexed Securities/Structured Products                         X

Inverse Floating Rate Obligations                              X

INVESTMENT IN OTHER INVESTMENT COMPANIES

  Open-End Funds                                               X

  Closed-End Funds                                             X

Lending of Portfolio Securities                                X

LEVERAGING TRANSACTIONS

  Bank Borrowings                                             --

  Mortgage "Dollar-Roll" Transactions                          X

  Reverse Repurchase Agreements                               --

OPTIONS

  Options on Foreign Currencies                                X

  Options on Futures Contracts                                 X

  Options on Securities                                        X

  Options on Stock Indices                                     X

  Reset Options                                                X

  "Yield Curve" Options                                        X

Repurchase Agreements                                          X

Short Sales                                                    X

Short Term Instruments                                         X

Swaps and Related Derivative Instruments                       X

Temporary Borrowings                                           X

Temporary Defensive Positions                                  X

"When-Issued" Securities                                       X

APPENDIX A                                                          VALUE SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS    X  SERIES USES, OR CURRENTLY     --  PERMITTED, BUT SERIES DOES NOT
              ANTICIPATES USING                 CURRENTLY ANTICIPATE USING

DEBT SECURITIES

  Asset-Backed Securities                                     X

    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                 X

    Corporate Asset-Backed Securities                         X

    Mortgage Pass-Through Securities                          X

    Stripped Mortgage-Backed Securities                       X

  Corporate Securities                                        X

  Loans and Other Direct Indebtedness                         X

  Lower Rated Bonds                                           X

  Municipal Bonds                                             X

  U.S. Government Securities                                  X

  Variable and Floating Rate Obligations                      X

  Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                     X

Equity Securities                                             X

FOREIGN SECURITIES EXPOSURE

  Brady Bonds                                                 X

  Depositary Receipts                                         X

  Dollar-Denominated Foreign Debt Securities                  X

  Emerging Markets                                            X

  Foreign Securities                                          X

Forward Contracts                                             X

Futures Contracts                                             X

Indexed Securities/Structured Products                        X

Inverse Floating Rate Obligations                            --

INVESTMENT IN OTHER INVESTMENT COMPANIES

  Open-End                                                    X

  Closed-End                                                  X

Lending of Portfolio Securities                               X

LEVERAGING TRANSACTIONS

  Bank Borrowings                                            --

  Mortgage "Dollar-Roll" Transactions                         X

  Reverse Repurchase Agreements                              --

OPTIONS

  Options on Foreign Currencies                               X

  Options on Futures Contracts                                X

  Options on Securities                                       X

  Options on Stock Indices                                    X

  Reset Options                                               X

"Yield Curve" Options                                         X

Repurchase Agreements                                         X

Short Sales                                                   X

Short Term Instruments                                        X

Swaps and Related Derivative Instruments                      X

Temporary Borrowings                                          X

Temporary Defensive Positions                                 X

"When-Issued" Securities                                      X

MFS(R) VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2002, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-343-2829, EXT. 3500
    Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The trust's Investment Company Act file number is 811-8326

                                                   MSG 11/98 224M 90/290/390/890